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                                                                    Exhibit 23.2

                Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1998 incorporated by reference in Star Banc Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP

Cincinnati, Ohio
September 22, 1998